UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

GLYECO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Gill Way Rock Hill, South Carolina		29730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On September 21, 2016, GlyEco, Inc., a Nevada corporation (the “Company”), issued a press release announcing the hiring of Jeremiah Hiller as the Vice President of Sales and Marketing of the Company. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The information contained in Item 8.01 to this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description of Exhibit:

99.1	Press Release, dated September 21, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: September 21, 2016	By:	/s/ Grant Sahag
Grant Sahag
Chief Executive Officer
(Principal Executive Officer)

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